Exhibit 99.1

BANK ON BETTER VALUES

Forward-Looking Statement This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.'s "Hudson City" or "HCBK") plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as "may", "believe", "expect", "anticipate", "should", "plan", "estimate", "predict", "continue", "potential", or words of similar meaning. Factors that could cause actual results to differ materially from those expressed in the forward- looking statements are discussed in Hudson City's 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission and is available at the SEC's Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward- looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events.

Background Market Cap over $7.4 billion Ranked in the top twenty-five U.S. financial institutions by asset size Largest thrift institution 131 branch offices in the New York, New Jersey and Connecticut

Overview of 2009 Annual earnings of $527.2 million or $1.07 diluted earnings per share Asset growth of $6.12 billion Mortgage loan production of $9.22 billion Deposits increased $6.12 billion during declining rate environment Leverage Capital ratio of 7.59% and total risk-based ratio of 21.02% still shows our institution as well-capitalized Consistent Low Efficiency ratio of 20.8% Enhanced liquidity position due to increased prepayment speeds, deposits growth and growth of securities portfolio

Simple, Consistent Operating Model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased High credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network) Retail (mortgage brokers and bankers) Wholesale (geographic diversity) Funded our 2009 lending and investing activities primarily with retail deposits Industry-leading operating efficiency ratio of 18.84 (4Q 2009) Effective customer service and attractive pricing

Strategy: Focused Growth Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue branch expansion in existing and adjacent markets with similar demographics Capitalize on merger-related market disruption Banco Santander/Sovereign Bancorp 1-30-09 Wells Fargo/Wachovia 12-31-08 Bank of America/Merrill Lynch 12-31-08 JP Morgan Chase/WAMU (FDIC/Government assisted) 9-25-08 Bank of America/Countrywide 7-1-08 Toronto-Dominion Bank/Commerce 3-31-08 Ability to target both high- and moderate-income customers facilitates expansion

Strong Asset Growth (in millions) (CAGR) Compounded Annual Growth Rate at December 31

Borrowing Philosophy Funding needs have been met with deposit growth in 2009 Borrowings were reduced by $250 million in 2009 Borrow using reverse repurchase agreement and FHLB advances Existing borrowings primarily have 10-year final maturities with quarterly call options after a fix period of 2 to 5 years Modifying current portfolio during this low rate environment to extend maturity and repurchase options by using one-time calls to mitigate the bunching of calls Intend to use only fixed-maturity borrowings as necessary

Securities Securities totaled $26.4 billion, approximately 44% of Balance Sheet as of December 31, 2009 All securities are issued by one of the following government sponsored enterprises carrying an implied credit guarantee FNMA, FHLMC, GNMA, FHLB No Other-Than-Temporary Impairment (OTTI) $8.60 billion of these securities are available to be sold or could be used as collateral for borrowings Overall unrealized gain in total portfolio of $592 million, including an unrealized gain in Available-for-Sale portfolio of $348 million as of December 31, 2009

Investment Portfolio Composition/Strategy As of December 31, 2009 As of December 31, 2009 As of December 31, 2009 As of December 31, 2009 Amortized Cost Fair Value Gain (Loss) Rate Available for Sale 11,863,893 12,211,771 347,878 4.93% Held to Maturity 14,151,258 14,395,836 244,578 4.94% Total Securities 26,015,151 26,607,607 592,456 4.94% ($, in thousands) We only purchase securities issued by FNMA, FHLMC and GNMA

Mortgage Loans Growth in portfolio primarily through originations and purchases of 1-4 family first mortgages Originated $6.06 billion and purchased $3.16 billion during 2009 Require a minimum of 20% down payment on all mortgages Historically the average down payment on the portfolio at time of origination was 40% as of December 31, 2009

What We Haven't Done... Subprime Mortgage Option ARM Loans Brokered CDs Participate in TARP (Troubled Asset Relief Program)

Loan Geographic Exposure as of December 31, 2009 Total NY Metro Area Equals 74%

Deposits Twelve new branches since January 2008 $9.42 billion added since January 2008 Internet deposits of $224 million since December 2008 $188 million average deposits per branch hudsoncitysavingsbank.com

Our branches have an average of $188 million in deposits per branch We have approximately 726,000 customer deposit accounts, for an average of $33,900 per account 131 total branches, 95 in New Jersey, 27 in New York and 9 in Connecticut 5 proposed branches in various stages of development We have branches located in 10 of the Top 50 Counties in the U.S. in terms of Median Household Income Attractive Branch Network

Growth in Desirable Markets COUNTY HHI Rank Hunterdon, NJ 3 Morris, NJ 7 Somerset, NJ 8 Putnam, NY 10 Rockland, NY 19 Fairfield, CT 28 Suffolk, NY 35 Bergen, NJ 39 Westchester, NY 41 Monmouth, NJ 48 Source: SNL DataSource. We Have Branches Located in 10 of the Top 50 Counties in the U.S. in Terms of Median Household Income

Return on Equity - Capital Deployment

Cumulative Cash Returned to Shareholders

+ Initial (7/99) split adjusted stock price $1.56 - Total cumulative dividend paid $2.55 = Net cost of shares purchase in IPO $ -0.99 December 31, 2009

*Source: SNL Financial Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets at December 31, 2009* Efficiency Ratio 1999 0.283 2000 0.3055 2001 0.2804 2002 0.236 2003 0.2381 2004 0.236 2005 0.224 2006 0.257 2007 0.257 2008 0.208 2009 0.208 1Q10 0.1827 Efficiency Ratio at December 31

Expense Discipline Hudson City's efficiency ratio was 20.80% for 2009 and 18.27% for the first quarter 2010. The annualized ratio of non-interest expense to average assets was 0.44% for the first quarter 2010 Hudson City is an industry leader for both of these ratios Efficient operations means we need to pay only $0.21 in overhead to generate $1.00 of earnings This type of efficiency allows us to offer competitive rates on both deposits and loans

Efficiency + Conservative Credit Underwriting Competitive Pricing + Profit Winning Formula =

HCBK Ownership Breakdown as of December 31, 2009 *Includes Beneficial Ownership of Directors and Executive Officers plus the ESOP Source: NASDAQ Online

Shelf Registration Hudson City filed an automatic shelf registration statement with the SEC in December 2009 Will provide Hudson City with access to the capital markets in an expedited manner No specific time table for offering Creates flexibility to quickly respond to strategic opportunities and regulatory guidance Could use the future capital for organic growth or acquisition

BANK ON BETTER VALUES F I R S T Q U A R T E R R E S U L T S

Overview of First Quarter 2010 Quarterly earnings of $148.9 million or $0.30 diluted earnings per share Asset growth of $964 million Mortgage loan production of $1.80 billion Deposits increased $810.8 million during declining rate environment Leverage Capital ratio of 7.60% and total risk-based ratio of 21.24% still shows our institution as well-capitalized Consistent Low Efficiency ratio of 18.27% Enhanced liquidity position due to increased prepayment speeds, deposits growth and growth of securities portfolio F I R S T Q U A R T E R R E S U L T S

Annual Comparison as of December 31 1Q 2010 1Q 2009 Net Change Net income $ 148,885 $ 127,663 + 21,222 After: Provision for Loan Losses $50,000 $20,000 +30,000 FDIC Assessment 12,627 2,616 +10,011 Tax expense $98,727 $83,647 +15,080 $151,354 $106,263 +45,091 Interest rate spread 1.97% 1.75% 0.22% Net interest margin 2.20% 2.06% 0.14% Efficiency ratio 18.27% 19.15% (0.88)% ($ in thousands) F I R S T Q U A R T E R R E S U L T S

Allowance and Provision Process Have followed a systematic disciplined methodology in determining the Allowance for Loan Losses Perform re-appraisals on loans by the time they are 180 days past due, charging-off loans when required Consider the housing market and economic factors before making provision determination This process led us to a $50.0 million provision and $24.2 million in charge-offs for 1Q10 F I R S T Q U A R T E R R E S U L T S

March 31, 2010 March 31, 2010 March 31, 2010 March 31, 2010 Loan Balance # of Accounts % of Total Loans % of Total Assets Non-Performing Loans: 1-4 Family First Mortgages 732,607,165 1,893 2.31% Other Loans 12,264,614 41 0.01% Total Non-Performing Loans 744,871,779 1,934 2.32% 1.22% Total Loans: 1-4 Family First Mortgages 31,684,475,168 76,093 98.73% Other Loans 406,511,940 10,770 1.27% Total Loans 32,090,987,108 86,863 100.00% 52.4% F I R S T Q U A R T E R R E S U L T S

Provision for Loan Losses and Net Charge-Offs (in thousands) F I R S T Q U A R T E R R E S U L T S

Asset Quality The annualized ratio of net charge-offs to average loans was 0.30% for Hudson City as compared to 2.20%* for banks with assets greater than $50 billion Foreclosed real estate was $19.6 million at March 31, 2010, representing 53 properties. We sold 8 foreclosed properties during the first three months of 2010 Write-downs and net losses on foreclosed real estate totaled $1.4 million for the first three months of 2010 * Source: SNL Financial LC, most recent data available F I R S T Q U A R T E R R E S U L T S

Home Price Index for Major U.S. Markets vs. Market Peak '06 New York Metro (includes North Jersey) -20.65% Composite-10 -30.23% Las Vegas -55.59% Phoenix -50.86% Miami -46.69% Tampa -41.86% Detroit -41.67% San Francisco -37.82% Los Angeles -36.69% June 2006 vs. January 2009 Source: Standard & Poor's - S&P/Case-Shiller Home Price Index F I R S T Q U A R T E R R E S U L T S

Home Price Index for New York Metro (Includes North Jersey) One Year % Price Change for past 12 months Source: Standard & Poor's - S&P/Case-Shiller Home Price Index F I R S T Q U A R T E R R E S U L T S

Dividends Declared a Dividend of $0.15 for the 1Q 2010 We paid a dividend every quarter since going public (43 quarters), increasing it 31 times and never decreasing the dividend 2-for-1 stock split/dividend paid in 2002 3.2-for-1stock split/dividend paid in 2005 (2nd Step) F I R S T Q U A R T E R R E S U L T S

BANK ON BETTER VALUES RECENT DEVELOPEMENTS

Troubled Asset Relief Program (TARP) The U.S. government expects bailout to cost $89 billion Overall gain of approximately $8 billion on the Treasury's $245 billion investments in banks. Cost includes the Troubled Asset Relief Program, loan guarantees by the Federal Housing Administration, injecting capital into Fannie Mae and Freddie Mac, and moves such as buying mortgage-backed securities. Other cost estimates: Bailout of Auto Industry approximately $47 billion AIG approximately $9 billion Sources: Wall Street Journal article dated April 12, 2010 SNL Financial RECENT DEVELOPMENTS

Group of companies TARP investment ($M) Life-to-date dividends* ($M) Proceeds from warrants ($M) Annualized Return (%) Annualized Return (%) Fully redeemed both TARP shares and warrants (Group 1) 115,672.8 4,901.1 5,588.1 10.88 10.88 Only redeemed TARP shares, warrants still outstanding (Group 2)** 36,521.0 2,092.9 0.0 5.00 5.00 Bankruptcy filings (Group 3) *** 2,632.9 51.2 0.0 -98.05 -98.05 Redeemed TARP shares (Groups 1 & 2) 152,193.8 6,993.9 5,588.1 9.47 9.47 Fully exited the CPP and TIP (Groups 1 & 3) 118,305.7 4,952.3 5,588.1 8.45 8.45 All (Groups 1, 2, & 3) 154,826.6 7,045.1 5,588.1 7.64 7.64 Annualized return weighted on TARP investment. Annualized return weighted on TARP investment. Annualized return weighted on TARP investment. Annualized return weighted on TARP investment. Annualized return weighted on TARP investment. Annualized return weighted on TARP investment. * Life to date dividends from Treasury's February Dividends and Interest report. * Life to date dividends from Treasury's February Dividends and Interest report. * Life to date dividends from Treasury's February Dividends and Interest report. * Life to date dividends from Treasury's February Dividends and Interest report. ** Over $1 billion is anticipated for Wells Fargo and Citigroup Warrants together - not included. *** Return for losses is not annualized. ** Over $1 billion is anticipated for Wells Fargo and Citigroup Warrants together - not included. *** Return for losses is not annualized. ** Over $1 billion is anticipated for Wells Fargo and Citigroup Warrants together - not included. *** Return for losses is not annualized. ** Over $1 billion is anticipated for Wells Fargo and Citigroup Warrants together - not included. *** Return for losses is not annualized. ** Over $1 billion is anticipated for Wells Fargo and Citigroup Warrants together - not included. *** Return for losses is not annualized. ** Over $1 billion is anticipated for Wells Fargo and Citigroup Warrants together - not included. *** Return for losses is not annualized. Source: SNL Financial Source: SNL Financial Source: SNL Financial Source: SNL Financial Source: SNL Financial Source: SNL Financial Data a/o 3/30/2010 SINCE OUR LAST ANNUAL MEETING... RECENT DEVELOPMENTS Taxpayers Return on Investment from those exiting TARP (CPP and TIP only)

Fannie Mae and Freddie Mac Bailout The CBO estimates federal support related to the investment portfolio of Fannie Mae & Freddie Mac are projected to cost a total of $370 billion through 2020 - not included in $89 billion estimated loss. Expect to rely on Federal Government for years Unlimited US Credit Line SINCE OUR LAST ANNUAL MEETING... RECENT DEVELOPMENTS Source: Wall Street Journal, April, 12, 2010

FDIC, Regulatory Reform Losses suffered by the Federal Deposit Insurance Corporation for failed institutions are financed by fees paid by banks. The estimated cost to the FDIC insurance fund is $6.65 billion for the 43 banks that have failed this year. Regulatory Reform: On Dec. 11, the House voted 223 to 202 for an overhaul bill shepherded through by Representative Barney Frank, chairman of the Financial Services Committee. The chairman of the Senate Banking Committee, Christopher J. Dodd of Connecticut, introduced a Democratic bill on March 15. The committee approved the bill, 13-10, on March 22 with technical amendments and sent it to the Senate floor. SINCE OUR LAST ANNUAL MEETING... RECENT DEVELOPMENTS